UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

WL ROSS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-36477	46-5188282
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1166 Avenue of the Americas
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 826-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 5, 2014, the registration statement (File No. 333-195854) (the “Basic Registration Statement”), as amended, for WL Ross Holding Corp.’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. On June 5, 2014, the Company also filed a registration statement on Form S-1 (File No. 333-196547) pursuant to Rule 462(b) of the Securities Act of 1933, as amended. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Basic Registration Statement:

•	An Underwriting Agreement, dated June 5, 2014, among the Company and Deutsche Bank Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith, each as representatives of several underwriters.

•	A Warrant Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated June 5, 2014, between the Company and certain security holders.

•	An Amended and Restated Sponsor Warrants Purchase Agreement, dated June 2, 2014, between the Company and WL Ross Sponsor LLC.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Wilbur L. Ross, Jr.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Stephen J. Toy.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Michael J. Gibbons.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Wendy L. Teramoto.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Lord William Astor.

•	An Indemnity Agreement, dated June 11, 2014, between the Company and Thomas E. Zacharias.

•	An Administrative Services Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.

•	A Contribution Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.

Item 8.01	Other Events.

On June 11, 2014, the Company consummated its IPO of 50,025,000 units (the “Public Units”) of the Company, whereby each such unit (“Unit”) consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant of the Company (“Warrant”) to purchase one-half of a share of Common Stock at an exercise price of $5.75 per half share of Common Stock, including 6,525,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. The Public Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $500,250,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 22,400,00 warrants (the “Private Placement Warrants”) at a purchase price of $0.50 per Private Placement Warrant, to the Company’s sponsor, WL Ross Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $11,200,000. The Private Placement Warrants are identical to the warrants sold as part of the Public Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $500,250,000, comprised of approximately $489,050,000 million of the proceeds from the IPO, including approximately $18.3 million of the underwriters’ deferred discount, and the proceeds of the sale of the Private Placement Warrants were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of the Company’s completion of its initial business combination or the Company’s liquidation, although the Company may withdraw the interest earned on the funds held in the trust account to pay franchise and income taxes.

An audited balance sheet as of June 11, 2014 reflecting the Company’s receipt of the IPO proceeds and the proceeds of the sale of the Private Placement Warrants have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K.

On June 11, 2014, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated June 5, 2014, among the Company and Deutsche Bank Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith, each as representatives of several underwriters.
4.1	Warrant Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated June 5, 2014, between the Company and certain security holders.
10.3	Amended and Restated Sponsor Warrants Purchase Agreement, effective as of June 2, 2014, between the Company and WL Ross Sponsor LLC.
10.4	Indemnity Agreement, dated June 11, 2014, between the Company and Wilbur L. Ross, Jr.
10.5	Indemnity Agreement, dated June 11, 2014, between the Company and Stephen J. Toy.
10.6	Indemnity Agreement, dated June 11, 2014, between the Company and Michael J. Gibbons.
10.7	Indemnity Agreement, dated June 11, 2014, between the Company and Wendy L. Teramoto.
10.8	Indemnity Agreement, dated June 11, 2014, between the Company and Lord William Astor.
10.9	Indemnity Agreement, dated June 11, 2014, between the Company and Thomas E. Zacharias.
10.10	Administrative Services Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.
10.11	Contribution Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.
99.1	Audited balance sheet, as of June 11, 2014.
99.2	Press Release, dated June 11, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WL Ross Holding Corp.

Date: June 16, 2014	By:	/s/ Michael J. Gibbons
	Name:	Michael J. Gibbons
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated June 5, 2014, among the Company and Deutsche Bank Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith, each as representatives of several underwriters.
4.1	Warrant Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.
10.1	Investment Management Trust Agreement, dated June 5, 2014, between the Company and Continental Stock Transfer & Trust Company.
10.2	Registration Rights Agreement, dated June 5, 2014, between the Company and certain security holders.
10.3	Amended and Restated Sponsor Warrants Purchase Agreement, effective as of June 2, 2014, between the Company and WL Ross Sponsor LLC.
10.4	Indemnity Agreement, dated June 11, 2014, between the Company and Wilbur L. Ross, Jr.
10.5	Indemnity Agreement, dated June 11, 2014, between the Company and Stephen J. Toy.
10.6	Indemnity Agreement, dated June 11, 2014, between the Company and Michael J. Gibbons.
10.7	Indemnity Agreement, dated June 11, 2014, between the Company and Wendy L. Teramoto.
10.8	Indemnity Agreement, dated June 11, 2014, between the Company and Lord William Astor.
10.9	Indemnity Agreement, dated June 11, 2014, between the Company and Thomas E. Zacharias.
10.10	Administrative Services Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.
10.11	Contribution Agreement, dated June 5, 2014, between the Company and WL Ross Sponsor LLC.
99.1	Audited balance sheet, as of June 11, 2014.
99.2	Press Release, dated June 11, 2014.